                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1995.





                                             Donald P. Kelly
                                             -------------------------------
                                             Donald P. Kelly

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1995.





                                             Robert N. Dangremond
                                             -------------------------------
                                             Robert N. Dangremond

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 1995.





                                             Avram A. Glazer
                                             -------------------------------
                                             Avram A. Glazer

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1995.





                                             F. Edward Gustafson
                                             -------------------------------
                                             F. Edward Gustafson

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1995.





                                             Michael E. Heisley
                                             -------------------------------
                                             Michael E. Heisley

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 1995.





                                             Gregory R. Page
                                             -------------------------------
                                             Gregory R. Page

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1995.





                                             Mark D. Senkpiel
                                             -------------------------------
                                             Mark D. Senkpiel

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 1995.





                                             Malcolm I. Glazer
                                             -------------------------------
                                             Malcolm I. Glazer

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 1995.





                                             Denis H. Davidson
                                             -------------------------------
                                             Denis H. Davidson

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 1995.





                                             Sandra L. Musachia
                                             -------------------------------
                                             Sandra L. Musachia

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1995.





                                             J. Robert Tino
                                             -------------------------------
                                             J. Robert Tino

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of July, 1995.





                                             George E. Collins
                                             -------------------------------
                                             George E. Collins

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1995.





                                             Dean A. Mefford
                                             -------------------------------
                                             Dean A. Mefford

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1995.





                                             Terry L. Wood
                                             -------------------------------
                                             Terry L. Wood

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. S. Corcoran and Stephen M. Schuster, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to an exchange offer for $160,000,000 aggregate principal amount of debt securities of Envirodyne Industries, Inc. (which are guaranteed by each of Clear Shield National, Inc., Sandusky Plastics, Inc., Sandusky Plastics of Delaware, Inc., Viskase Corporation, Viskase Holding Corporation and Viskase Sales Corporation), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1995.





                                             Joseph J. Schulte
                                             -------------------------------
                                             Joseph J. Schulte